2026 First Quarter Earnings Conference Call April 28, 2026

Forward Looking Statements & Additional Disclosures Some statements in this news release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will”, “believes”, “expects”, “anticipates”, “intends”, ”plans”, “estimates”, “projects”, and similar expressions and statements regarding Hope Bancorp’s strategic initiatives, the acquisition of the Commercial Banking Unit of SMBC MANUBANK (“MANUBANK”), and Hope Bancorp’s future financial and operational results and capital allocation strategy. With respect to any such forward-looking statements, Hope Bancorp claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. Hope Bancorp’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. With the consummation of the pending acquisition of MANUBANK, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among other things: the failure of the conditions to closing to be satisfied or waived; difficulties and delays in integrating Hope Bancorp and MANUBANK and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; and deposit attrition, operating costs, customer loss and business disruption following the acquisition, including difficulties in maintaining relationships with employees and customers, which may be greater than expected. The closing of the proposed transaction is subject to regulatory approvals and the satisfaction of other customary closing conditions. Other risks and uncertainties include, but are not limited to: possible deterioration of economic conditions in Hope Bancorp’s areas of operation and in the U.S. generally or elsewhere, including as a result of the interest rate environment, supply chain disruptions, inflation, labor shortages, changes in the housing and real estate markets, consumer confidence and spending habits; risk of adverse economic or political conditions in South Korea; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; the possibility that Hope Bancorp may discontinue or otherwise limit repurchases of its common stock from time to time; risk of significant non-earning assets and net credit losses that could occur, particularly in times of weak economic conditions or rising interest rates; the failure of or changes to assumptions and estimates underlying Hope Bancorp’s allowance for credit losses; risk of natural disasters; risk of cybersecurity incidents; potential increases in deposit insurance assessments and regulatory risks associated with current and future regulations; the outcome of any legal proceedings that may be instituted against Hope Bancorp; and the impact of U.S. and global trade policies, including changes in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom including fluctuations in commodity prices such as oil, as well as geopolitical instability and international tensions. For additional information concerning these and other risk factors, see Hope Bancorp’s most recent Annual Report on Form 10-K and other documents Hope Bancorp files with the SEC from time to time. Hope Bancorp does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Q1 2026 Financial Overview Capital, Stockholder Returns & Strategic Acquisition • Total capital ratio was 14.07% at 03/31/26; tangible common equity (“TCE”) ratio(1) was 9.68% at 03/31/26 • Repurchased 0.5% of shares outstanding in 1Q26; quarterly common stock dividend of $0.14 per share • Announced accretive acquisition of the Commercial Banking Unit of SMBC MANUBANK (“MANUBANK”), in an all-cash transaction; anticipated close in 2H 2026, subject to regulatory approvals and other customary closing conditions Deposits • Total deposits of $15.7B at 03/31/26, +1% QoQ • Non-maturity interest bearing deposits up 3% QoQ; noninterest bearing demand deposits up 0.5% QoQ; higher cost time deposits intentionally decreased Loans • Gross loans of $14.7B at 03/31/26, essentially stable QoQ • Gross loan-to-deposit ratio of 93.7% at 03/31/26 Asset Quality • Criticized loans down 7% QoQ to $325MM at 03/31/26, represented 2.22% of total loans receivable • Special mention loans down 23% QoQ; classified loans down 2% QoQ • Nonperforming assets (“NPA”) down 11% QoQ to $121MM at 03/31/26, represented 0.65% of total assets Earnings • 1Q26 net income: $29.5MM ($0.23 per diluted common share), up 40% YoY • 1Q26 pre-provision net revenue (“PPNR”)(1) of $46.6MM, up 43% YoY • 1Q26 highlights: PPNR growth, improved efficiency, stable NIM and continued progress on lowering cost of deposits Total Capital & TCE Ratio(1) at 03/31/26 14.07% / 9.68% NPA/Total Assets at 03/31/26 0.65% Gross Loans at 03/31/26 $14.7B Total Deposits at 03/31/26 $15.7B 1Q26 Net Income / EPS $29.5MM / $0.23 1Q26 Pre-Provision Net Revenue(1) $46.6MM (1) TCE ratio and pre-provision net revenue are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. Pre-provision net revenue is defined as total revenue (net interest income plus noninterest income) less noninterest expense, before provision for credit losses and income taxes. 3

Capital Management

Capital Ratios

	03/31/2026	12/31/2025	03/31/2025
Leverage Ratio	**11.11%**	11.05%	11.92%
Common Equity Tier 1 ("CET1") Capital Ratio	**12.35%**	12.27%	13.28%
Tier 1 Capital Ratio	**13.04%**	12.96%	14.02%
Total Capital ("RBC") Ratio	**14.07%**	13.99%	15.06%
Tangible Common Equity ("TCE") Ratio[1]	**9.68%**	9.76%	10.20%
TCE Per Share[1]	**$13.73**	$13.71	$13.99

Capital Ratio Comparison



9.7%
8.1%
Pro Forma(2)
TCE Ratio(1)
Well Capitalized Regulatory Minimum
11.1%
5.00%
9.4%
Pro Forma(2)
Leverage Ratio
Well Capitalized Regulatory Minimum
12.4%
6.50%
10.2%
Pro Forma(2)
CET1 Capital Ratio
Well Capitalized Regulatory Minimum
14.1%
10.00%
11.7%
Pro Forma(2)
Total Capital Ratio
Hope 03/31/26 Actual
Pro Forma with MANUBANK(2)

(1) TCE ratio and TCE per share are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

(2) Pro Forma as of 12/31/25 including estimated transaction marks and MANUBANK loan and deposit balances as of 12/31/25, as published in the HOPE investor presentation regarding the acquisition, dated 03/31/26.

- **Dividend**: Quarterly common stock dividend of $0.14 per share, or $0.56 per share annualized. Equivalent to an annualized dividend yield of 5.01%, at 03/31/26
- **Buybacks in 1Q26**: Repurchased 604,161 shares of common stock (0.5% of shares outstanding), at an avg. price of $11.10/share (total of $7MM). Buyback authorization has $29MM remaining
- **Strategic, accretive pending acquisition of MANUBANK**:
  - Transaction expected to close in 2H 2026, subject to regulatory approvals and the satisfaction of other customary closing conditions
  - Transaction expected to optimize capital ratios (*see exhibit on slide*) and strengthen core profitability
  - All cash transaction, no new shares issued
  - Estimating approximately 2-year tangible book value ("TBV") earn-back and TBV dilution of approx. 4% from core deposit intangible and acquisition-related costs
  - Refer to Appendix slides 13 and 14 for more information regarding the transaction and slide 20 for TBV Dilution and non-GAAP Financial Reconciliations

Hope Bancorp
4

Well-Diversified Loan Portfolio, Diverse & Granular Deposit Base

Loan Composition by Product Type



$1.2B
(8%)
Multifamily Residential
$2.5B
(17%)
Residential Mortgage & Other
$14.7B
Gross Loans(1)
(at 03/31/26)
Nonowner-Occupied CRE
$4.6B
(31%)
Owner-Occupied CRE
$2.7B
(19%)
C&I
$3.7B
(25%)

(1) Including loans held for sale.

Deposit Composition by Product Type



Time Deposits
$6.3B
(40%)
Noninterest Bearing Demand Deposits
$3.4B
(22%)
$15.7B
Total Deposits
(at 03/31/26)
Money Market, Interest Bearing Demand & Savings Deposits
$6.0B
(38%)

- Loan portfolio well-diversified across major loan types of CRE, C&I, residential mortgage, and multifamily residential loans
- Gross loans, including loans held for sale, totaled $14.7B at 03/31/26, essentially stable QoQ. Gross loans were up 11% YoY, driven by organic residential mortgage growth and the impact of the Territorial Bancorp acquisition (which closed 04/02/25)

- Total deposits of $15.7B at 03/31/26, up 1% QoQ and up 9% YoY
- Nonmaturity interest bearing deposits (excludes time deposits) up 3% QoQ and noninterest bearing demand deposits up 0.5% QoQ. Higher cost time deposits intentionally run off
- Deposit growth YoY reflects impact Territorial Bancorp

Hope Bancorp

5

Net Interest Income & Net Interest Margin



Net Interest Income & Net Interest Margin
($ Millions)
$101
$117
$127
$127
$124
2.54%
2.69%
2.89%
2.90%
2.90%
1Q25
2Q25
3Q25
4Q25
1Q26
Net Interest Income
NIM (annualized)



QoQ Change in Net Interest Margin
2.90%
-3bps
Net impact of change in balance sheet mix
-10bps
Decrease in loan yield
+11bps
Decrease in interest bearing deposit cost
+2bps
Decrease in borrowing cost
2.90%
4Q25
1Q26 NIM: unchanged QoQ
1Q26

- 1Q26 net interest income ("NII") of $124MM. QoQ decrease in NII reflected the impact of lower day count in 1Q and a modest decrease of 0.4% in avg. earning assets, in which avg. loans were up but other earning assets declined. 1Q26 NII up 23% YoY from $101MM
- 1Q26 net interest margin ("NIM") of 2.90%, unchanged QoQ: impact from decrease in loan yields offset by the decrease in deposit costs
- 1Q26 NIM up 36bps YoY, driven by 77bps reduction in cost of interest bearing deposits to 3.37% in 1Q26, down from 4.14% in 1Q25, outpacing the decline in the federal funds target rate over the same period

Hope Bancorp

6

$11.1 $12.6 $12.4 $12.3 $12.2 $3.4 $3.5 $3.5 $3.5 $3.3 1Q25 2Q25 3Q25 4Q25 1Q26 Avg Interest Bearing ("IB") Deposits Avg Non IB Deposits 93% 90% 91% 93% 94% 3.18% 2.96% 2.88% 2.75% 2.64% 4.14% 3.77% 3.69% 3.52% 3.37% 4.50% 4.50% 4.46% 4.02% 3.75% 1Q25 2Q25 3Q25 4Q25 1Q26 Cost of Total Deposits (annualized) Cost of IB Deposits (annualized) Avg Fed Funds Upper Target Rate Average Loans, Deposits, Yields & Rates 5.88% 5.88% 5.92% 5.80% 5.69% 4.50% 4.50% 4.46% 4.02% 3.75% 1Q25 2Q25 3Q25 4Q25 1Q26 Avg Loan Yield (annualized) Avg Fed Funds Upper Target Rate Average Deposits Average Loans ($ Billions) ($ Billions) $13.5 $14.4 $14.5 $14.6 $14.7 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 1Q25 2Q25 3Q25 4Q25 1Q26 Costs of Average Deposits Relative to Fed Funds Rate Average Loan Yields Relative to Fed Funds Rate $15.8$15.9$16.1 $14.5 $15.6 Avg Loan-to-Deposit Ratio 7

Noninterest Income • 1Q26 noninterest income totaled $17MM, up $1MM QoQ, and down $1MM YoY • QoQ change reflected less gains on sale of investment securities and lower customer-level swap fee income, the latter of which reflected lower underlying transaction activity in 1Q26 • Sold $53MM of the guaranteed portion of SBA 7(a) loans during 1Q26 vs. $46MM in 4Q25. Net gains on SBA loan sales of $3MM in 1Q26, up $0.7MM QoQ from 4Q25 $2.9 $3.1 $3.2 $3.2 $3.3 $3.1 $4.0 $2.8 $2.6 $3.3 $1.2 $0.6 $5.7 $6.3 $5.9 $9.1 $7.1 $4.0 $2.5 $3.5 $2.3 $2.7 1Q25 2Q25 3Q25 4Q25 1Q26 Service Fees on Deposit Accounts Net Gains on SBA Loan Sales Net Gains on AFS Securities Sale Other Customer Driven Income & Fees Other Noninterest Income $(23.0) Noninterest Income (excluding notable items) (1) ($ Millions) $15.7 $15.9(2) (1) Noninterest income excluding notable items is a non-GAAP financial measure. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. (2) Notable items in 2Q25 included a net loss on sales of securities AFS of $38.9MM from partial securities portfolio repositioning. GAAP Noninterest Income $15.4 $18.4 $17.0 8

Noninterest Expense & Efficiency



Noninterest Expense
(excluding notable items) (1)(2)
($ Millions)
GAAP Noninterest Expense
$83.9
$109.5
$96.9
$99.4
$94.5
$81.3
$92.2
$95.9
$99.3
$94.3
$17.5
$7.0
$8.8
$48.0
$19.6
$9.2
$11.1
$52.3
$20.5
$9.7
$11.6
$54.1
$20.1
$9.8
$11.5
$57.9
$17.6
$9.9
$10.6
$56.2
1Q25
2Q25
3Q25
4Q25
1Q26
Salary & Employee Benefits
Occupancy & FF&E
Software & Data Processing
Other Expenses



Efficiency Ratio
115.8%
Reflects the close of the Territorial Bancorp acquisition and the partial securities portfolio repositioning loss in 2Q25
72.0%
68.2%
68.2%
67.0%
69.8%
69.1%
67.5%
68.2%
66.9%
1Q25
2Q25
3Q25
4Q25
1Q26
Efficiency Ratio (GAAP)
Efficiency Ratio (ex. notable items) (2)

- 1Q26 GAAP noninterest expense of $94.5MM, down 5% QoQ. Notable items: $0.2MM of merger-related costs, $(0.1)MM reversal of FDIC special assessment
- QoQ noninterest expense decrease reflected continued expense management discipline, including a 3% decrease in compensation expense
- YoY noninterest expense increase reflected the addition of Territorial Bancorp operating expenses
- 1Q26 efficiency ratio improved QoQ and YoY: positive operating leverage alongside disciplined expense management

(1) The noninterest expense chart columns represent noninterest expense excluding notable items.

(2) Noninterest expense excluding notable items and efficiency ratio excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Hope Bancorp
9

Stable Asset Quality


Allowance for Credit Losses & Coverage Ratio
($ Millions)
$147
1.11%
$150
1.04%
$153
1.05%
$157
1.07%
$155
1.06%
3/31/25
6/30/25
9/30/25
12/31/25
3/31/26
ACL
ACL Coverage Ratio


Criticized Loan Ratio
3.36%
2.87%
2.56%
2.39%
2.22%
3/31/25
6/30/25
9/30/25
12/31/25
3/31/26
Total Criticized Loans as a % of Total Loans


Provision for Credit Losses & Net Charge-Offs
($ Millions)
0.25%
0.33%
0.14%
0.10%
0.29%
$5
$8
$11
$12
$9
$5
$7
$4
$9
$11
1Q25
2Q25
3Q25
4Q25
1Q26
Provision for Credit Losses
NCO
NCO Ratio (ann.)


Nonperforming Assets Ratio
0.49%
0.61%
0.61%
0.73%
0.65%
3/31/25
6/30/25
9/30/25
12/31/25
3/31/26
NPAs/Total Assets

Hope Bancorp

- Allowance for credit losses ("ACL") coverage ratio: 1.06% of loans receivable at 03/31/26 vs. 1.07% at 12/31/25
- Criticized loans of $325MM at 03/31/26, down $26MM, or 7%, QoQ. Included a 23% reduction in special mention loans and a 2% reduction in classified loans. Criticized loans down 28% YoY
- Criticized loan ratio improved to 2.22% of total loans receivable at 03/31/26, down 17 basis points QoQ and down 114 basis points YoY. Improvement reflected successful resolutions of problem loans
- Net charge-offs ("NCO"): $11MM in 1Q26, or 29bps of average loans, annualized, compared with 0.10% in 4Q25 and 0.25% in 1Q25. QoQ change reflected successful resolutions of problem loans
- 1Q26 provision for credit losses of $9MM, vs. $7MM for 4Q25. Increase primarily reflected QoQ change in NCOs

10

Management Financial Outlook for Full Year 2026 vs. 2025

Metric	2025 ($ Millions)	Outlook for 2026[1]	Comments
End-of-Period Gross Loans	$ 14,788	***> 20% growth*** *(raised from high-single digit)*	▪ Impact of the pending MANUBANK acquisition + organic growth ▪ Moderating organic CRE loan growth ahead of the pending MANUBANK acquisition to manage pro forma loan concentration
Total Revenue[2] *(Net Interest Income + Noninterest Income) (excluding notable items)*	$ 538	***~ 15-20% growth*** *(upper end of range)*	▪ Pending MANUBANK acquisition expected to close in second half of 2026, subject to regulatory approvals and satisfaction of other customary closing conditions ▪ No Fed Funds target rate cuts assumed in 2026
Pre-Provision Net Revenue[2] *(excluding notable items)*	$ 169	***~ 25-30% growth*** *(unchanged)*	▪ Cost savings benefits from pending MANUBANK acquisition to begin in 2027

(1) The Financial Outlook for 2026 is presented as of April 28, 2026, reflects the Company's updated financial outlook for full year 2026 vs. actual results for full year 2025, and will not be updated or affirmed unless and until the Company publicly announces such update or affirmation. The Company's financial outlook for 2026 is dependent on macroeconomic factors, including, but not limited to, the impact of U.S. and global trade policies, geopolitical instability and international tensions, changes to market interest rates, and reflects expectations as of the date of this presentation. The Financial Outlook for 2026 contains Forward-Looking Statements and actual results or conditions may differ materially and adversely from those included in the Financial Outlook for 2026. Please refer to the "forward-looking statements" on Slide 2 of this presentation.

(2) Noninterest income excluding notable items and pre-tax, pre-provision revenue excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Hope Bancorp

11

APPENDIX

Enhancing Hope's Commercial Banking Capabilities, Market Footprint and Balance Sheet

Hope Bancorp
Nasdaq: HOPE

SMBC MANUBANK
Commercial Banking Unit

Established in 1962, SMBC MANUBANK is a wholly owned subsidiary of SMBC Americas Holdings, which itself is a wholly owned subsidiary of Sumitomo Mitsui Banking Corporation (SMBC)

- **Expands Scale and Reach:** Transaction aligns with Hope's core strategy to enhance its commercial banking capabilities and broaden Hope's reach and ability to serve multicultural communities across the mainland U.S. and Hawaii
- **Deepens Core Market Footprint:** MANUBANK's eight branches broaden Hope's core footprint in the attractive greater Los Angeles metropolitan area ("MSA"), the 2nd-largest metropolitan area in the U.S.
- **Balance Sheet Impact:** Attractive core deposit funding, specialty deposit segments (including Trust & Estate banking) and commercial loan portfolios (including diversified general middle market, franchise finance, commercial real estate, SBA) further diversify Hope's balance sheet
- **SMBC Partnership:** Entering into a collaboration and partnership agreement with Sumitomo Mitsui Banking Corporation. Combining SMBC MANUBANK's Japanese Banking Division and Hope's Korean Subsidiary Banking Group creates a unique, top-tier platform designed to serve Asian multi-national businesses

Hope Bancorp

Source: HOPE's investor presentation regarding acquisition announcement, dated 03/31/26 and, as such, does not include updated results for the first quarter of 2026.

13

MANUBANK Acquisition: Delivering Significant Financial Benefits(1)

Transaction Summary

Transaction Structure	▪ Purchasing assets and assuming liabilities on a net book value basis ▪ Net assets purchased will be settled in 100% cash; expecting ▪ All cash transaction optimizes capital and improves return on tangible common equity
Pro Forma Balance Sheet Impact (12/31/2025 balances)	▪ ~$2.5B in loans (+17% of Hope's standalone loans) ▪ ~$2.7B in deposits (+17% of Hope's standalone deposits)
Estimated Purchase Accounting Adjustments	▪ ~2% gross loan credit mark ▪ ~2% loan interest rate mark ▪ ~2.5% core deposit intangible
Estimated Merger-Related Costs	▪ After-tax expense of ~$30MM, incurred incrementally throughout year 1 post close
Estimated Closing	▪ Second half of 2026, subject to regulatory approvals and the satisfaction of other customary closing conditions

Transaction Metrics

20%+	~12%	~23%	~4.5%	~2 yr
2027 Est. EPS Accretion(2)	2027 Est. ROTCE(2)(3)	Internal Rate of Return	Pro Forma TBV(3) Dilution(4)	Est. TBV Earn-back

Pro Forma Combined Company Capital Ratios(3)

8.1%	9.4%	10.2%	11.7%
TCE(3) Ratio	Leverage Ratio	CET-1(3) Ratio	Total Capital Ratio

(1) Financial information contained in the slide reflects information published in the HOPE investor presentation regarding the acquisition, dated 3/31/26 and, as such, does not include updated results for the first quarter of 2026.
(2) Based on Consensus 2027 EPS estimate for stand-alone HOPE as of March 27, 2026.
(3) Return on Tangible Common Equity ("ROTCE"); Tangible Book Value ("TBV") per share; Tangible Common Equity ("TCE"); TBV, and TCE are non-GAAP financial metrics. See Appendix slide in this presentation for a reconciliation of GAAP to non-GAAP financial metrics.
(4) Pro Forma as of 12/31/25 including estimated transaction marks and MANUBANK loan and deposit balances as of 12/31/25.

Hope Bancorp
14

1Q26: Summary Balance Sheet ($ in millions, except per share data) 03/31/2026 12/31/2025 QoQ % change 03/31/2025 YoY % change Cash and due from banks $594.8 $560.1 6% $733.5 -19% Investment securities 2,186.0 2,072.9 5% 2,088.6 5% Federal Home Loan Bank (“FHLB”) stock and other investments 68.8 60.2 14% 103.5 -34% Gross loans 14,737.1 14,787.9 0% 13,335.5 11% Allowance for credit losses (155.1) (156.7) -1% (147.4) 5% Goodwill and intangible assets 528.0 525.9 0% 466.4 13% Other assets 697.3 681.3 4% 488.2 43% Total assets $18,656.9 $18,531.6 1% $17,068.3 9% Deposits $15,726.4 $15,603.1 1% $14,488.3 9% Borrowings & other debt 396.3 395.9 0% 209.9 89% Other liabilities 250.8 249.3 1% 210.0 19% Total liabilities $16,373.5 $16,248.3 1% $14,908.2 10% Total stockholders’ equity $2,283.4 $2,283.3 0% $2,160.0 6% Book value per share $17.86 $17.81 0% $17.84 0% TCE per share(1) $13.73 $13.71 0% $13.99 -2% TCE ratio(1) 9.68% 9.76% 10.20% Loan-to-deposit ratio 93.7% 94.8% 92.0% (1) TCE per share and TCE ratio are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. 15

1Q26: Summary Income Statement ($ in thousands, except share and per share data) 1Q26 4Q25 QoQ % change 1Q25 YoY % change Net interest income $124,057 $127,405 -3% $100,817 23% Provision for credit losses 8,650 7,200 20% 4,800 80% Net interest income after provision for credit losses 115,407 120,205 -4% 96,017 20% Noninterest income 16,967 18,351 -8% 15,688 8% Noninterest expense 94,455 99,428 -5% 83,861 13% Noninterest expense excluding notable items(1) 94,279 99,343 -5% 81,342 16% Income before income taxes 37,919 39,128 -3% 27,844 36% Income tax provision 8,379 4,662 80% 6,748 24% Net income $29,540 $34,466 -14% $21,096 40% Net income excluding notable items(1) $29,666 $34,477 -14% $22,874 30% EPS - Diluted $0.23 $0.27 $0.17 EPS excluding notable items(1) - Diluted $0.23 $0.27 $0.19 Weighted Average Shares Outstanding – Diluted 128,723,654 128,769,564 121,433,080 (1) Noninterest expense excluding notable items, net income excluding notable items, and diluted EPS excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. 16

1Q26: Summary Profitability Ratios (Ratios, except per share data; annualized, except as noted) 1Q26 4Q25 1Q25 Earnings per common share – diluted (not annualized) $0.23 $0.27 $0.17 Earnings per common share – diluted excluding notable items (not annualized)(1) $0.23 $0.27 $0.19 Return on average assets (“ROA”) 0.64% 0.74% 0.49% ROA excluding notable items(1) 0.64% 0.74% 0.54% Return on average equity (“ROE”) 5.14% 6.06% 3.93% ROE excluding notable items(1) 5.16% 6.06% 4.26% Return on average tangible common equity (“ROTCE”)(1) 6.66% 7.87% 5.02% ROTCE excluding notable items(1) 6.69% 7.88% 5.44% Net interest margin 2.90% 2.90% 2.54% Efficiency ratio (not annualized) 66.98% 68.22% 71.98% Efficiency ratio excluding notable items (not annualized)(1) 66.85% 68.16% 69.82% (1) Earnings per common share - diluted excluding notable items, ROA excluding notable items, ROE excluding notable items, ROTCE, ROTCE excluding notable items, and efficiency ratio excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. 17

1Q26: Non-GAAP Financial Measures Reconciliation

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Pre-provision Net Revenue (PPNR) Excluding Notable Items

($ in thousands)	1Q26	4Q25	1Q25
Net interest income	$124,057	$127,405	$100,817
Noninterest income	16,967	18,351	15,688
Revenue	$141,024	$145,756	$116,505
Less: noninterest expense	94,455	99,428	83,861
PPNR	**$46,569**	**$46,328**	**$32,644**
Notable items:			
FDIC special assessment expense (reversal)	$(58)	$(691)	$–
Merger and restructuring-related costs	234	776	2,519
Total notable items included in PPNR	176	85	2,519
PPNR, excluding notable items	**$46,745**	**$46,413**	**$35,163**

Tangible Common Equity (TCE)

($ in thousands, except share and per share info)	03/31/2026	12/31/2025	03/31/2025
Total stockholders' equity	$2,283,380	$2,283,268	$2,160,033
Goodwill and core deposit intangible assets, net	(528,021)	(525,938)	(466,405)
TCE	**$1,755,359**	**$1,757,330**	**$1,693,628**
Total assets	$18,656,864	$18,531,626	$17,068,316
Goodwill and core deposit intangible assets, net	(528,021)	(525,938)	(466,405)
Tangible assets	**$18,128,843**	**$18,005,688**	**$16,601,911**
TCE ratio	**9.68%**	**9.76%**	**10.20%**
Common shares outstanding	**127,822,689**	**128,201,655**	**121,074,988**
TCE per share	**$13.73**	**$13.71**	**$13.99**

Efficiency Ratio Excluding Notable Items

($ in thousands)	1Q26	4Q25	1Q25
Noninterest expense	**$94,455**	**$99,428**	**$83,861**
Notable items:			
FDIC special assessment expense reversal	$58	$691	$–
Merger and restructuring-related costs	(234)	(776)	(2,519)
Noninterest expense excluding notable items	**$94,279**	**$99,343**	**$81,342**
Revenue	**$141,024**	**$145,756**	**$116,505**
Efficiency ratio excluding notable items	**66.85%**	**68.16%**	**69.82%**

Hope Bancorp®

18

1Q26: Non-GAAP Financial Measures Reconciliation (cont'd)

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Profitability & Ratios Excluding Notable Items

($ in thousands, except share and per share info)	1Q26	4Q25	1Q25
Net income (GAAP)	**$29,540**	**$34,466**	**$21,096**
Notable items:			
FDIC special assessment expense (reversal)	$(58)	$(691)	$–
Merger and restructuring-related costs	234	776	2,519
Total notable items included in pre-tax income	**$176**	**$85**	**$2,519**
Tax effect on notable items in pre-tax income	(50)	(25)	(741)
Notable impact from CA tax apportionment law change	–	(49)	–
Total notable items, net of tax	126	11	1,778
Net income excluding notable items	**$29,666**	**$34,477**	**$22,874**
Diluted common shares	128,723,654	128,769,564	121,433,080
EPS excluding notable items	**$0.23**	**$0.27**	**$0.19**
Average assets	18,521,103	18,595,446	17,084,378
ROA excluding notable items (annualized)	**0.64%**	**0.74%**	**0.54%**
Average Equity	2,299,203	2,275,285	2,148,079
ROE excluding notable items (annualized)	**5.16%**	**6.06%**	**4.26%**
Average TCE	1,773,671	1,751,167	1,681,446
ROTCE excluding notable items (annualized)	**6.69%**	**7.88%**	**5.44%**

Hope Bancorp

19

MANUBANK: TBV Dilution and non-GAAP Financial Reconciliations

TBV dilution and other non-GAAP financial measures have been provided as we believe they provide investors with meaningful supplemental information that is useful in understanding the financial metrics of this transaction. Reconciliations of the financial metrics are provided below.

MANUBANK Transaction Tangible Book Value Dilution Reconciliation

($ in millions, except share and per share info)	12/31/25	Common Shares	$ Per Share
HOPE Tangible Book Value	$1,757	128,201,655	$13.71
Estimated Equity Impact from MANUBANK	(16)	–	–
Estimated Core Deposit Intangible ("CDI")	(63)	–	–
Combined Pro Forma Tangible Book Value	**$1,678**	**128,201,655**	**$13.09**
Estimated Tangible Book Value Per Share Dilution ($)			**$(0.62)**
Estimated Tangible Book Value Per Share Dilution (%)			**(4.5%)**

MANUBANK Pro Forma Non-GAAP Reconciliation - TCE Ratio

($ in millions)	12/31/25
HOPE Total Stockholders Equity	$2,283
Estimated Equity Impact from MANUBANK	(16)
HOPE Goodwill and CDI	(526)
Estimated CDI	(63)
Estimated Pro Forma Tangible Common Equity ("TCE")	**$1,678**
HOPE Total Assets	18,532
Estimated MANUBANK Assets	2,723
Pro Forma Goodwill and Estimated CDI	(589)
Estimated Pro Forma Tangible Assets	**$20,666**
HOPE TCE Ratio (actual 12/31/25)	**9.8%**
Estimated Pro Forma TCE Ratio	**8.1%**

Hope Bancorp

Source: HOPE's investor presentation regarding acquisition announcement, dated 03/31/26 and, as such, does not include updated results for the first quarter of 2026.

20

1Q26: Diversified CRE Portfolio with Low LTVs Total CRE: Distribution by LTV (excl. SBA) < 50%, 58% 50% - 55%: 11% > 55% - 60%: 9% > 70%: 8%$8.5B CRE Portfolio (at 03/31/26) 47% Weighted Avg LTV(1) (1) Excludes loans held for sale. (2) Weighted average loan-to-value (“LTV”): Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot. • Total CRE loans of $8.5B at 03/31/26. Portfolio consists of $4.6B of nonowner-occupied CRE, $2.7B of owner-occupied CRE, and $1.2B of multifamily residential loans • CRE office: represented approximately 2% of total loans at 03/31/26 with no central business district exposure $8.5B CRE Portfolio (at 03/31/26) As a % of Loans(1): Avg Loan Size: Weighted Avg LTV(2): 11% Multi-tenant Retail $1,587MM $2.5MM 41.9% 9% Industrial & Warehouse $1,283MM $2.6MM 41.1% 8% Multifamily $1,189MM $2.4MM 59.4% 8% Gas Station & Car Wash $1,161MM $2.0MM 50.3% 6% Hotel/Motel $826MM $2.3MM 41.2% 5% Mixed Use $677MM $1.9MM 48.4% 4% Single-tenant $649MM $1.5MM 46.5% 2% Office $332MM $2.0MM 54.9% 5% All Other $754MM $1.6MM 41.2% 21

1Q26: Granular CRE Portfolio, Diversified by Submarket

CRE Portfolio by Size Segment

Loan Size (at 03/31/26)	Balance ($ Millions)	# of Loans	Average Loan Size ($ Millions)	Weighted Average LTV[1]
> $30MM	$ 390	10	$ 39.0	62.1%
$20MM - $30MM	538	23	23.8	51.3%
$10MM - $20MM	1,286	93	13.8	50.8%
$5MM - $10MM	1,623	235	6.9	48.4%
$2MM - $5MM	2,410	764	3.2	45.8%
< $2MM	2,211	2,890	0.8	40.0%
Total CRE Portfolio	**$ 8,458**	**4,015**	**$ 2.1**	**46.7%**

- Loan-to-value ratios are consistently low across segments by size and by property type
- Vast majority of CRE loans have full recourse and personal guarantees

[1] Weighted average LTV: Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot

03/31/2026

CRE Portfolio by Geographic Submarket

($ Millions)



Nevada
Georgia
Other States
Illinois
Arizona
Washington
Texas
New Jersey
Other New York
Kings County
Queens County
Manhattan
Other NorCal
Greater SF Bay Area
San Francisco, $44
LA Fashion District
Gateway Cities
San Gabriel Valley
South Bay
LA Koreatown
Other LA County
(No exposure to downtown LA commercial business district)
Orange County
San Bernardino County
Riverside County
Other SoCal
$506
$117
$118
$130
$168
$677
$356
$343
$233
$389
$175
$378
$223
$434
$241
$284
$551
$1,327
$478
$228
$204
$556
$171
$8.5B
CRE Portfolio
(at 03/31/26)
SoCal
NorCal
NY/NJ
Texas
Washington
Arizona
Illinois
Georgia
Nevada
Other

Hope Bancorp
22

Thank you